Creating the Premier Global Market Operator IntercontinentalExchange Agreement to Acquire NYSE Euronext DECEMBER 20, 2012 Exhibit 99.1

Forward-Looking Statements:
This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,”
“believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking”
information. Forward-looking statements involve a number of risks and uncertainties. ICE and NYSE Euronext caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving ICE and NYSE Euronext, including future financial results, ICE’s and NYSE Euronext’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s and NYSE Euronext’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, without limitation, the following: the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of NYSE
Euronext stockholders to adopt the merger agreement or the failure of ICE stockholders to approve the issuance of ICE common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of NYSE Euronext’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s, NYSE Euronext’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments;
and adverse outcomes of pending or threatened litigation or government investigations.  In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to ICE’s and NYSE Euronext’s respective shareholders, and in ICE’s and NYSE Euronext’s respective filings with the
SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in ICE’s Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, as filed with the SEC on August 1, 2012 and September 30, 2012, as filed with the SEC on November 5, 2012, and “Risk Factors” in NYSE Euronext’s Form
10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 29, 2012. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligations to disclose material information under the Federal securities laws,
ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this presentation.
Safe Harbor
IntercontinentalExchange

Important Information About the Proposed Transaction and Where to Find It:
In connection with the proposed transaction, ICE intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of NYSE Euronext. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. Investors and security holders of both ICE and NYSE Euronext are urged to read the joint proxy statement/prospectus regarding the proposed transaction carefully and in its entirety, including any documents previously filed with the SEC and incorporated by reference into the joint proxy statement/prospectus, when it becomes available because it will contain important information regarding ICE, NYSE
Euronext and the proposed merger. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com.
Participants in the Merger Solicitation:
ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s proxy statement for its 2012 annual meeting of stockholders, as filed with the SEC on March 30, 2012. You can find information about NYSE Euronext and NYSE
Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on
February 29, 2012, and NYSE Euronext’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on March 26, 2012.  Additional information about the interests of potential participants will be included in the joint proxy statement/prospectuses, if and when it becomes available, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.
Safe Harbor (continued)
IntercontinentalExchange

Best-in-class growth leader in global derivatives
markets spanning energy, commodities, credit
and foreign exchange
Global clearing houses and other post-trade
services for futures and OTC markets
Leader in financial reform implementation, from
clearing to transparency and reporting
Focused operator emphasizing growth, expense
discipline, efficient capital deployment and ROIC
Proven M&A integration and delivery of
synergies; innovator in market structure solutions
Iconic brand with global presence and
infrastructure
Global leader in capital raising in 2012
Leading European derivatives complex with
flagship interest rate business
Premier global listings and cash equities venues
Leading U.S. equity options franchise
Global connectivity services with secure, world-
class technology infrastructure
Range of growth and expense reduction
initiatives including Project 14

IntercontinentalExchange
Creating a Global Markets and Risk Management Leader
Supports transformative opportunities as a global market leader, combining complementary, high-growth derivatives markets and world class clearing & risk management solutions with premier listing venues
Enhanced Growth, Diversification, Capital Efficiencies, Cash Flow and Capital Returns

$33.12 per share offer, represents a 38% current premium
and a 28% premium to NYSE Euronext’s average share price
in 2012
(1)
0.1703 shares of ICE plus $11.27 per share in cash
(2)
36% pro forma ownership of faster growing derivatives-
oriented company
Opportunity to participate in value creation through enhanced growth prospects and ~$450 million in expected combined
cost synergies and increased efficiencies
Future return of capital from ongoing dividend policy now
enhanced by increased growth prospects
Facilitates clearing transition; reduces operational complexity
NYSE EURONEXT SHAREHOLDERS
NYSE EURONEXT SHAREHOLDERS
ICE SHAREHOLDERS
ICE SHAREHOLDERS
Expansion into financial derivatives products and pre-
eminent global equities and listings franchise
Access to interest rates, the largest global derivatives
market, at an attractive entry point
Significant value creation from combined synergies
Expanded derivatives clearing through addition of NYSE
Euronext futures markets
Robust earnings accretion and cash flow profile
Initiates capital return with dividend policy implementation
Preserves recurring revenue generation while maintaining
upside potential from market recovery; continued focus on
growth and delivering best-in-class results
MARKET PARTICIPANTS
MARKET PARTICIPANTS
Integrated derivatives clearing platform; efficient deployment of capital at a time of heightened focus on capital requirements
Enables customers to benefit from the greater scale, consistent platforms and infrastructure of the combined company across agricultural and energy commodities, credit derivatives, equities and equity derivatives, foreign exchange and interest rates
Access to a global, multi-asset class platform and a broad suite of pre-trade and post-trade capabilities
Migration to established ICE Clear minimizes transition uncertainty and duplicative account expenses for market participants
Enhances innovation and competitiveness of U.S. and European rates markets
Focus on serving customer needs around regulatory reforms and market structure improvements
Maintaining strong commitment to and leadership in listings and capital formation in the U.S. and Europe
Beneficial to Shareholders and Market Participants

IntercontinentalExchange
(1) Based on ICE’s closing price of $128.31 as of December 19, 2012
(2) Represents blended consideration – NYSE Euronext shareholders will have the right to elect cash, stock or the blended consideration, subject to pro ration

Transaction Summary

IntercontinentalExchange
PRO FORMA OWNERSHIP
MANAGEMENT
$33.12 per share; $8.2 billion equity value
(1)
NYSE Euronext shareholders receive 0.1703 shares of ICE and $11.27 per share in cash
(2)
38% current premium and 28% premium to NYSE Euronext’s 2012 average share price
33% cash / 67% stock consideration
64% existing ICE shareholders, 36% NYSE Euronext shareholders
Chairman and Chief Executive Officer: Jeff Sprecher
President of combined company and CEO of NYSE Group: Duncan Niederauer
Chief Financial Officer: Scott Hill
CAPITAL MANAGEMENT
NYSE Euronext dividend to be maintained prior to close
ICE to adopt ~$300 million annual dividend beginning after the close
ANTICIPATED CLOSING
In the second half of 2013, following ICE and NYSE Euronext shareholder votes and receipt of all applicable regulatory approvals in the U.S. and Europe
STRUCTURE
BOARD OF DIRECTORS
4 members of the NYSE Euronext Board of Directors to be added to the ICE Board of
Directors for a combined Board of 15
GLOBAL FOOTPRINT
Global operations across the Americas, Europe and Asia
Maintain NYSE building and NYSE floor operations in New York
Post-closing ICE will look to optimize the portfolio of global businesses, including a potential
IPO of Euronext subject to regulatory acceptance and value creation
CLEARING
Liffe products currently cleared by LCH.Clearnet and NYSE Liffe Clearing will transition to ICE
Clear Europe
Clearing services to be provided by ICE Clear Europe in mid 2013
FINANCING
Cash on hand and existing line of credit
(1) Based on ICE’s closing price of $128.31 as of December 19, 2012
(2) Represents blended consideration – NYSE Euronext shareholders will have the right to elect cash, stock or the blended consideration, subject to pro ration

Compelling Strategic Rationale

IntercontinentalExchange
ESTABLISHES PREMIER
GLOBAL MARKETS
OPERATOR
COMPELLING VALUE
CREATION
SIGNIFICANT
SYNERGIES
PROVEN INDUSTRY
CONSOLIDATOR AND
INNOVATOR
Leading global, end-to-end derivatives franchise spanning agricultural and energy commodities, credit derivatives, equities and equity derivatives, foreign exchange and interest rates
Proven clearing platform to drive growth initiatives
Pre-eminent global equities and listings franchise recognized around the world
Deep and experienced combined management team
Immediate GAAP earnings accretion in excess of 15% in Year 1, higher upon realization of run-rate synergies
Expected to achieve return on invested capital above the cost of investment by Year 2
Capitalizes on ICE’s experience and clearing houses in London, New York, Chicago and Canada
Evaluate opportunities to unlock value across current business units
Approximately $450 million in combined annual cost synergies expected, including $150 million related to NYSE Euronext current cost savings program, Project 14
Approximately 80% of synergies realizable within 2 years of closing
Significant savings related to technology, clearing and duplicative expenses
Proven track record of integrating acquisitions, realizing synergies and driving shareholder returns
Consistent ability to execute on new initiatives and provide effective solutions for market participants
Acquiring business at right time in the cycle; well positioned for economic / market recovery
LEADING MULTI-ASSET
CLASS RISK
MANAGEMENT AND
MARKET
INFRASTRUCTURE
Enhances innovation and competitiveness of U.S. and European rates businesses
Increases capital and operational efficiencies for customers
Bolsters established infrastructure across global markets
Enhances capabilities to target the interest rate swaps clearing opportunity
Existing and growing Asian presence
STRONG CASH FLOW
AND OPERATING
LEVERAGE
Robust pro forma cash flow profile
Modest combined leverage at closing with rapid projected deleveraging
Maintains substantial financial flexibility to pursue additional strategic growth opportunities

Cash Trading 11%
CDS 4%
Futures & Options 44%
Listings 12%
Market Data 13%

Other 9%
Index 10%
Energy & Emissions 50%
Interest Rates 31%

U.S. 55%
International 45%

North America 41%
Europe & Asia 59%

IntercontinentalExchange
Premier Operator of Global Markets
Combined business well diversified across asset classes, products and geographies
Pro Forma Business Mix: Net Revenues
Pro Forma Geographic Mix: Net Revenues
(1) Includes historical ICE OTC revenues (excluding CDS)
(2) Does not reflect any adjustment for estimated transaction-related non-cash writedown of deferred revenue
(3) LTM volumes as of September 30, 2012; excludes ICE OTC CDS volumes and Bclear
(4) Includes historical ICE OTC Energy contracts
Pro Forma Product Mix: Futures Volumes
(3)
LTM
Volumes
LTM
Volumes
Pro Forma Geographic Mix: Futures Volumes
(3)
LTM Pro Forma Contracts: 1,497mm
LTM Net
Revenues
LTM Pro Forma Net Revenues: $3.8bn (2)
(4)
Technology Services & Other
16%
(1)
LTM Net
Revenues

ice
ice
IPE
NEW YORK BOARD OF TRADE
CLIMATE EXCHANGE PLC
NYSE LIFFE
NYSE LIFFE
NYSE EURONEXT
NYSE AMEX OPTIONS
NYSE ARCA
NYSE LIFFE US
creditex
ice CLEAR U.S.
ice CLEAR EUROPE
ice CLEAR CANADA
ice CLEAR CREDIT
NYSE TECHNOLOGIES
NYSE TECHNOLOGIES | Market Data
NYPC
INTERBOLSA
Bclear
YellowJacket
The Clearing Corporation
NYSE
NYSE ARCA
NYSE EURONEXT Paris
NYSE EURONEXT Amsterdam
NYSE EURONEXT Brussels
NYSE EURONEXT Lisbon
NYSE EURONEXT London
CETIP
BRIX
WARSAW STOCK EXCHANGE
TOKYO STOCK EXCHANGE
中國銀行
BANK OF CHINA
Russell Investments
بورصة قطر
Qatar Exchange
MSCI

IntercontinentalExchange
Commodities
Commodities
Cash & Listings
Cash & Listings
Financial
Financial
Clearing & Data /
Services
Clearing & Data /
Services
Iconic Global Brands and Deep Infrastructure
ICE and NYSE Euronext have assembled a valuable portfolio of businesses across global markets through acquisitions, organic initiatives and alliances
Alliances /
Investments
Alliances /
Investments
Winnipeg Commodity
Exchange

IntercontinentalExchange
Currency Pairs
U.S. Dollar
Index
Russell Index
Futures
Credit Default
Swaps
Short-Term
Interest Rates
Medium-Term
Interest Rates
Equity Options
MSCI Index
Futures
Equity Index
Options
Brent Crude
WTI Crude
ASCI Crude
Gas Oil
European
Natural Gas
U.K. Electricity
Global Coal
Emissions
Refined Oil
Products
Natural Gas
Liquids
Freight
Iron Ore
Rapeseed
Skimmed Milk
Cocoa
EU Corn
EU Wheat
Robusta Coffee
White Sugar
Integrated Global Markets, Clearing, Technology and Risk Management
Integrated Global Markets, Clearing, Technology and Risk Management
Natural Gas
Power
Oil / Refined
Products
U.S.
Environmental
Natural Gas
Liquids
Liquefied
Natural Gas
Cocoa
Arabica Coffee
Cotton
Raw Sugar
Orange Juice
Barley
Canola Oil
Canadian
Wheat
Corn
Soybean
Gold
Silver
Clearing
Futures & OTC
Clearing Houses
Cetip Partnership
Data / Services
Market Data
Real-time
prices/screens
Indices and end
of day reports
Tick-data, time
and sales
Market price
validations
Forward Curves
eConfirm
Trade Vault
ICE Chat &
Whentech
Chatham Energy
Mobile technology
ICE Link
FIX marketplace
SFTI
NYSE
NYSE Euronext
MKT (SMEs)
NYSE Euronext
Arca (fully
electronic)
ArcaEdge (OTC
equities)
Corpedia
Corporate
Services
Currency Pairs
Credit Default
Swaps
Short-Term
Interest Rates
Medium-Term
Interest Rates
Equity Indexes
Cash Equities
Individual
Equities
Clearing
Proven Futures
& OTC Clearing
House
Interbolsa
Data / Services
Market Data
Real-time
prices/screens
Indices and end
of day reports
Tick-data, time
and sales
Market price
validations
Forward Curves
Market Price
Validation
Bclear –
Processing for
OTC Derivatives
contracts
Commodities
Commodities
Cash &
Listings
Cash &
Listings
Financial
Financial
Clearing &
Data / Svcs
Clearing &
Data / Svcs
Commodities
Commodities
Financial
Financial
Clearing &
Data / Svcs
Clearing &
Data / Svcs
Cash &
Listings
Cash &
Listings
Euronext
•
Amsterdam
•
Brussels
•
Lisbon
•
London
•
Paris
NYSE Euronext
Alternext
(SMEs)
NYSE Euronext
Arca Europe
(fully electronic)
Legacy ICE Legacy NYSE Euronext
Comprehensive Coverage of Global Financial Markets
Key benchmarks and integrated market infrastructure
Europe and Asia Americas

Global Derivatives Contracts Traded
MM of Contracts, 9/30/2012 YTD
3 largest global derivatives complex on a pro
forma basis
Leading global derivatives clearing houses based
in New York, Chicago and London
Entry to largest global derivatives market, with
global OTC interest rate market estimated at
~ $500 trillion
Proven ability to create new products and growth
opportunities:
o
Swaps
o
Options
o
Mid-Curve Options
Further growth opportunities from recent initiatives
including NYPC, NYSE Liffe U.S. and recently
launched MSCI index contracts
Leading Innovator in Global Derivatives Markets
Pro forma ICE will be a leader across financial, energy, equities and commodity products with access to a premier global interest rates complex
Exchange Traded Interest Rate Futures & Options

IntercontinentalExchange
Global OTC Interest Rate Market
Sources: FIA, Bank of International Settlement
(1)  Excludes all ICE OTC contracts; including ICE OTC Energy contracts would increase volumes by 376 million
(2)  Notional amount outstanding at 6/30/2012
Global OTC Interest Rate Market: $494 Trillion (2) 2012 YTD Contracts Traded: 2.3 Billion
(1)
(1)
North
America
44%
Europe
33%
Asia Pacific
5%
Other
18%
U.S. Dollar
33%
Euro
36%
Japanese
Yen
12%
Pound
Sterling
8%
Other
11%
294
297
426
450
796
832
879
1,271
1,464
1,473
1,640
1,767
1,804
2,242
0 500 1,000 1,500 2,000 2,500
ICE
MCX
MCX-SX
Dalian Commodity
MICEX
NASDAQ OMX
CBOE
BM&F BOVESPA
NSE
NYSE Euronext
Korea Exchange
Pro Forma
Eurex / ISE
CME
rd
Futures (656) Equity Options (816)

ESTABLISHED
INFRASTRUCTURE &
TRANSITION TO ICE
CLEAR EUROPE
Leading global clearing solution for futures and OTC markets already in place in London
Unique experience of managing the transition of OTC and commodity futures markets from
LCH.Clearnet to ICE Clear Europe
Leading global clearing solution already in place, with U.S. and U.K. regulated status
ICE Clear Europe today clears over 65% of ICE’s global business
PROVEN PLATFORM
FOR INNOVATION
Proven track record of bringing innovation and investment to global markets
Leading clearing house for European CDS
Well positioned to capitalize on the IRS clearing opportunity
Proven track record of accelerated new product launches and energy swaps to futures transition
World-class risk management expected to deliver further capital efficiencies for clearing members
ICE Clear Europe has accepted Euroclear triparty collateral since 2009 and was the first European clearing house to accept gold as collateral
ACCELERATED PATH TO
NEW CLEARING
TECHNOLOGY
Proven implementation of clearing technology to support initial transition to ICE Clear Europe, including ICE’s banking systems
Successful implementation of state-of-the-art proprietary clearing technology platform
Rationalization of technology platforms will create greater market and operating efficiencies
Accelerating Innovation and Integration
ICE’s proven experience in establishing and migrating clearing services and technology will  accelerate innovation and integration for future growth

IntercontinentalExchange

Enhancing Combined Growth Initiatives

IntercontinentalExchange
Global Derivatives
Global Derivatives
Capitalize on the IRS clearing
opportunity with further market
build-out
Continued launch of new
derivatives products (e.g., mid-
curve options, swapnote, etc.)
Capitalize on timely transition of
energy swaps to futures
Expand into EU natural gas and
power markets (APX Endex) and
electronic options (WhenTech &
ICE Chat)
Develop NDF FX clearing
Expansion of clearable CDS
(including EU sovereigns), CDS
futures and anticipated launch of
credit SEF
Develop Brazilian energy market
(via BRIX) and fixed income
trading platform
Capitalize on Russell Index volume
upside with return of fund flows
Expansion into grains and oilseeds
to extend reach in ag sector
Cash and Listings
Cash and Listings
Capitalize on momentum from new
listings / transfers
Expand into capital markets, board
services and compliance
o
Deepen relationships with
listed issuers and help tap new
adjacencies
Build liquidity centers and
connectivity
o
Offer access to HKEx data
center via Fixnetix
ICE intends to explore an IPO of
Euronext as a Continental
European-based entity following
the closing of the acquisition if
market conditions permit and if
European policy makers are
supportive
Technology and Data Services
Technology and Data Services
Expand managed services offering
o
Enhance ability to manage and
deliver 3rd party solutions,
which clients increasingly value
o
Capitalize on clients’ increased
focus on cost optimization
Capitalize on new global data
agreements
Build technology services pipeline
(e.g., ATG, Russell)
Build out network with global
coverage across multiple markets
and asset classes
Extend data services with broader
coverage of market data and
different types
Realize benefits of global
partnerships
o
Tokyo Stock Exchange
o
Warsaw Stock Exchange
o
Bank of China
Continued focus on accelerating growth and efficiencies across all business lines

IntercontinentalExchange
Well Positioned to Lead Derivatives Industry Evolution
Combination reinforces ICE’s proven industry leadership
Historical Financial Reform Solutions
Historical Financial Reform Solutions
Recent and Current Initiatives
Recent and Current Initiatives
ICE Trade Automation, Clearing and Processing
Infrastructure:
Global trading and clearing platforms for futures and
OTC markets
ICE eConfirm is the leading energy trade data
repository
Straight-through-processing and OTC connectivity
via ICE Link across buy- and sell-side
Transparency and Existing Regulation:
Investments made in technology, regulatory
reporting, market supervision and surveillance tools
Implemented position limits in OTC energy markets
in 2010; U.S.-linked futures in 2008
Standardization, Clearing and Automation:
Enabled clearing for energy swaps, going from 2%
cleared in 2002 to over 97% cleared in 2011
Rapid implementation of CDS clearing through
infrastructure investment and innovation
Unparalleled connectivity for trade processing and
risk management from front- to back-office
Transparency, Readiness and Implementation:
Multi-asset OTC clearing services
Continued investments in technology, compliance,
reporting, market supervision and surveillance
Transitioned energy swaps to exchange traded
futures
Poised to offer SEFs for energy and credit
Proactive, effective high frequency trading weighted
volume ratio (WVR) messaging policy
Energy and credit default swaps data repository
(SDR) Trade Vault operational
“Plus One” pre-clearing credit check provides OTC
swap risk management and continuity
ICE Clear Credit to satisfy financial market utility
standards and CPSS-IOSCO requirements

Revenues ($MM)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$94
$108
$156
$314
$574
$813
$995
$1,150
$1,327
$1,040
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD
IPE
NEW YORK
creditex
YellowJacket
The Clearing Corporation
CLIMATE
CETIP
BRIX
BALLISTA
NYSE EURONEXT

$1,373 (1)
2001:
ICE’s business
expands globally
into futures with
acquisition of
London-based
IPE
2007:
Completed
acquisition of
NYBOT
2007: Acquired
Winnipeg
2008: Acquired
YellowJacket
2008: Acquired
Creditex &
launched ICE
Clear Europe
2010: Acquired
Climate
Exchange
2011: Acquired
Ballista
2011: Became
largest
shareholder in
Cetip
2011:
Launched BRIX
2005: ICE IPO
2012:
Acquired
Whentech
2012:
Announced
Acquisition of
NYSE Euronext
Proven Track Record of Successful Acquisitions
History of realizing synergies on or ahead of
schedule
Demonstrated ability to efficiently and
effectively integrate acquisitions while growing
core business
Proven record of driving further growth and
generating premium value for all stockholders
Disciplined approach to acquisitions
(1) Based on consensus I/B/E/S estimates for FY2012

IntercontinentalExchange
2009: Acquired
The Clearing
Corporation and
launched global
CDS clearing

$450 million of cost synergies have been identified including $150 million of remaining NYSE Euronext Project 14 cost reductions
o
Excluding the remaining Project 14 reductions, $300 million of incremental cost reductions have been identified
Approximately 80% of synergies are expected to be realized by the end of Year 2
Pro forma 2014E diluted GAAP EPS of $12.50 reflecting full run-rate synergies
(1)
Excludes potential revenue synergies
IntercontinentalExchange
Significant Synergy Opportunities
Full run-rate synergies of approximately $450 million within 3 years of closing
REMAINING PROJECT 14
BUSINESS EFFICIENCIES
Technology, data center optimization, platforms
Business optimization
Organizational efficiencies / infrastructure
Clearing
Technology
Resources reduction
Non-compensation spending
Annual Run-Rate Synergies
Annual Run-Rate Synergies
Description
Description
~$150mm
~$150mm
~$450mm
CORPORATE &
PORTFOLIO
MANAGEMENT
Portfolio management
Resources reduction
Efficiencies and other non-comp spending
Public company expenses and support function overlap
~$150mm
(1)
Based on consensus I/B/E/S estimates for FY2014 for both ICE and NYX and reflecting certain estimated transaction adjustments, including full $300 million of incremental synergies and $89 million of pre-tax revenue reduction due to estimated transaction-related, non-cash writedown of deferred revenue

Combination increases financial scale while maintaining significant flexibility to pursue additional strategic opportunities and organic growth initiatives

Significant cash expected to be generated which could be used to further reduce leverage
~$300 million annual dividend to be initiated post-close
Excludes ~$89 million non-cash revenue reduction in 2014 due to the anticipated balance sheet writedown of
NYSE Euronext deferred revenue from original listing fees and other purchase accounting adjustments
(1)
IntercontinentalExchange
Combined
Combined
Combined with
Synergies
Combined with
Synergies
Source: Company Filings.
(1) Anticipated non-cash balance sheet writedown of NYSE Euronext deferred revenue of approximately $480 million
(2) ICE Adj. EBITDA is calculated by taking operating income and adding back D&A and merger expenses
(3) NYSE Euronext Adjusted EBITDA is calculated by taking operating income and adding back D&A, merger expenses and exit costs and BlueNext tax settlement
(4) Assumes $1.8 billion of additional debt is incurred as part of the transaction
(5) Assumes $1.1 billion of cash is used for consideration in the transaction
Robust Pro Forma Cash Flow and Operating Leverage
$1,367 $2,390 $3,757 $3,757
$971 $1,049 $2,020 $2,470
$850 $2,482 $5,132 $5,132
$1,241 $341 $521 $521
0.9x 2.4x 2.5x 2.1x
(2) (3)
LTM Revenues
LTM Adj. EBITDA
9/30/12 Debt
9/30/12 Cash & ST
Investments
Debt /
Adj. EBITDA (x)
(4) (4)
(5) (5)

20.0%
15.0%
10.0%
5.0%
0.0%
18.3%
6.6%
12.4%
ICE
Peer Average
S&P 500

300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
253.0%
-30.8%
15.0%
ICE
Peer Average
S&P 500

Continued Focus on Shareholder Value Creation
ROIC = (Operating Income x (1-Tax Rate) ) / (Avg Debt + Avg Shareholders
Equity + Avg Minority Interest - Avg Cash, Cash Equiv, & ST Investments)

IntercontinentalExchange
LTM 2012 ROIC * Total Shareholder Return (Since 12/31/2005)
(1)
ICE has delivered superior shareholder value through leading returns on invested capital
Prudent manager of shareholder capital with a track record of disciplined M&A and organic investments
Transaction expected to be GAAP EPS accretive in Year 1 (2014) and to deliver ROIC above cost of investment by Year 2 (2015)
Committed to return capital to shareholders through implementation of new dividend policy upon closing
*Source: Factset, Company Filings. S&P data represents only current constituents.  S&P 500 ROIC calculated using invested capital weighted average.
ICE LTM data as of 3Q12
(2) (3)
(1)
Total shareholder return as of December 19, 2012
(2)
Peer average includes CME, NYX and NDAQ; LTM data as of 3Q12
(3)
Peer average includes CME, NYX and NDAQ; NYSE Euronext total shareholder return from May 10, 2006 IPO (IPO share price of $61.50)

IntercontinentalExchange
ICE and NYSE Euronext – A Compelling Combination
Creates an unparalleled operator of global exchanges and
clearing houses for commodities, credit derivatives, equities and equity derivatives, foreign exchange and interest rates
Strong global presence, infrastructure and brands across
international markets with ability to drive new initiatives on a combined basis
Unlocks significant value through the achievement of merger
synergies, accretion and return of capital with focus on growth
Creates an efficient clearing model poised for growth as interest rate markets recover and interest rate swap clearing develops
Enhances innovation and competitiveness within U.S. and
European rate markets
Strengthens the pre-eminent global equities and listings
franchise
Delivers strong operating leverage while preserving healthy
levels of recurring revenues and participation in the eventual market recovery with exposure to increasing interest rates
Provides for diversification among multiple asset classes and expands reach into new markets, including the largest asset
class, interest rates, while at cyclical lows
Builds on track record of improving market transparency and
expands resources to address challenges and opportunities in equity market structure
Completion Timeline
Completion Timeline
Shareholder Votes:
File registration statement on Form S-4 and joint
proxy statement / prospectus
Regulatory Process:
Competition filings in U.S. and Europe
Filings with relevant U.S. and European market
regulators

APPENDIX

NYSE EURONEXT Paris

NYSE EURONEXT Amsterdam

NYSE EURONEXT Brussels

NYSE EURONEXT Lisbon

IntercontinentalExchange
Overview of Euronext
Post-closing ICE will look to optimize the portfolio of global businesses, including a potential IPO of Euronext
586 listed companies as of
December 2011 (excluding
investment funds)
o
528 domestic
o
58 foreign
Supports the CAC 40 Index
o
Acts as the underlying
regional index for futures
and options contracts
144 listed companies as of
December 2011
o
106 domestic
o
38 foreign
Houses 181 Investment
Funds, 7,908 Structured
products, 123 ETFs and
1,415 Bonds
Supports the AEX Index
148 listed companies as of
October 2012 (excluding
investment funds)
o
118 domestic
o
30 foreign
Supports the BEL 20 Index
o
Blue-chip index for the
Brussels stock market
51 listed companies as of
December 2011 (excluding
investment funds)
o
46 domestic
o
5 foreign
Supports the PSI 20 Index
o
Acts as the underlying
regional index for futures
and options contracts
Euronext assets to potentially include the NYSE Euronext markets in Paris, Amsterdam, Brussels and Lisbon
o
Includes all cash equities and derivatives products currently offered on the Continental European markets
o
Potential inclusion of the NYSE Euronext technology businesses supporting the Continental European markets
European management team and independent board will be determined post-closing
LTM Volumes:
Cash Equities:  €375 billion
traded
Derivatives:  84.3 million
contracts
LTM Volumes:
Cash Equities:  €77 billion
traded
Derivatives:  1.1 million
contracts
LTM Volumes:
Cash Equities:  €22 billion
traded
Derivatives:  63,000 contracts
LTM Volumes:
Cash Equities:  €969 billion
traded
Derivatives:  90.6 million
contracts
$560 Million of LTM Revenue
$560 Million of LTM Revenue